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                                                                    EXHIBIT 10.1

                            1994 STOCK OPTION PLAN
                          FOR NON-EMPLOYEE DIRECTORS



SECTION 1.  INTRODUCTION

     1.1 Establishment. Reliance Group Holdings, Inc., a Delaware corporation (the "Company"), hereby establishes the 1994 Stock Option Plan for Non-Employee Directors for those directors of the Company who are neither officers nor employees of the Company or any subsidiary of the Company.

     1.2 Purposes. The purposes of the Plan are to encourage the non-employee directors to own shares of the Company's stock and thereby to align their interests more closely with the interests of the other stockholders of the Company, to encourage the highest level of non-employee director performance by providing the non-employee directors with a direct interest in the Company's attainment of its financial goals, and to provide a financial incentive that will help attract and retain the most qualified non-employee directors.

     1.3 Effective Date. This Plan shall be effective upon approval of the Plan by a vote of a majority of shares of Stock (as defined below) present, or represented and entitled to vote at an annual meeting of stockholders.


SECTION 2.  DEFINITIONS

     2.1 Definitions. The following terms shall have the meanings set forth below:

     (a)  "Board" means the Board of Directors of the Company.

     (b) "Committee" means the Stock Option Committee appointed by the Board to administer the Plan pursuant to Section 3 hereof.

     (c)  "Company" has the meaning assigned to it in Section 1.1 hereof.

     (d) "Date of Grant" means the date on which an Option is granted pursuant to Section 5 hereof.

     (e) "Director" means a member of the Board who is neither an officer nor an employee of the Company or any Subsidiary.

     (f)  "ERISA" means the Employee Retirement Income Security
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Act of 1974 and the rules and regulations promulgated thereunder, as amended from time to time.

     (g) "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time.

     (h) "Fair Market Value" means the closing price at which the Stock shall have been sold regular way on the New York Stock Exchange on the date as of which such value is being determined or, if no sales occurred on such day, then on the next preceding day on which there were such sales, or, if at any time the Stock shall not be listed on the New York Stock Exchange, the fair market value as determined by the Committee on the basis of available prices for such Stock or in such manner as may be authorized by applicable regulations under the Internal Revenue Code.

     (i) "Internal Revenue Code" means the Internal Revenue Code of 1986, as amended from time to time.

     (j)  "Option" means a stock option granted under the Plan.

     (k) "Optionee" means a person to whom an Option has been granted, which Option has not expired under the Plan.

     (l) "Option Price" means the price at which each share of Stock subject to an Option may be purchased, determined in accordance with Section 5.2 hereof.

     (m)  "Plan" means this 1994 Non-employee Director Stock Option Plan.

     (n) "Stock" means the common stock, par value $0.10 per share, of the Company.

     (o) "Stock Option Agreement" has the meaning assigned to it in Section 5.3 hereof.

     (p) "Subsidiary" means any corporation of which an aggregate of more than 50% of the outstanding stock having ordinary voting power to elect a majority of the board of directors of such corporation is directly or indirectly owned by the Company.

     2.2 Gender and Number. Except when otherwise indicated by context, the masculine gender shall also include the feminine gender, and the definition of any term herein in the singular shall also include the plural.


SECTION 3.  PLAN ADMINISTRATION

     3.1  Committee.  The Plan shall be administered by the

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Committee.  The members of the Committee shall be members of the Board appointed by the Board, and any vacancy on the Committee shall be filled by the Board. Members of the Committee may be Optionees under the Plan. A majority of the Committee shall constitute a quorum, and the acts of a majority of the members present at any meeting at which a quorum is present shall be the acts of the Committee. Any action that may be taken at a meeting of the Committee may be taken without a meeting if a consent or consents in writing setting forth the action so taken shall be signed by all of the members of the Committee. The Committee shall make appropriate reports to the Board concerning the operations of the Plan. The Committee shall not be liable for any action or determination made in good faith with respect to the Plan, any Option or any Stock Option Agreement entered into hereunder.

     3.2 Authority. Subject to the limitations of the Plan, the Committee shall have the sole and complete authority to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to it, to determine the details and provisions of each Stock Option Agreement, and to make all the determinations necessary or advisable in the administration of the Plan. Notwithstanding the foregoing, the Committee shall have no authority, discretion or power to select the Directors who will receive awards pursuant to the Plan or to determine the number of shares of Stock to be issued thereunder, the Option Price or the Date of Grant. The Committee's determinations on matters within its authority shall be conclusive and binding upon the Company and all other persons. The Plan shall be interpreted and implemented in a manner so that Directors will not fail, by reason of the Plan or its implementation, to be "disinterested persons" within the meaning of Rule 16b-3 under Section 16 of the Exchange Act, as such rule may be amended.

     3.3 Plan Sponsors; Expenses. The Committee shall act on behalf of the Company as sponsor of the Plan. All expenses associated with the Plan shall be borne by the Company.


SECTION 4.  STOCK SUBJECT TO THE PLAN

     4.1 Number of Shares. 350,000 shares of Stock are authorized for issuance under the Plan in accordance with the provisions of the Plan. Shares of Stock issued and sold under the Plan may be either authorized but unissued shares or shares held in the treasury of the Company. Shares of Stock covered by an Option that shall have been exercised shall not again be available for an Option grant.

     4.2 Other Shares of Stock. Any shares of Stock that are subject to an Option and which are forfeited and any shares of Stock that for any other reason are not issued to a Director

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shall automatically become available again for use under the Plan if Rule 16b-3 under the Exchange Act and interpretations of the Securities and Exchange Commission or its Staff thereunder permit such share replenishment.

     4.3 Adjustments Upon Changes in Stock. In the event of any change (through recapitalization, merger, consolidation, stock dividend, split-up, combination or exchanges of shares or otherwise) in the character or amount of the Stock (or any other transaction described in Section 424(a) of the Internal Revenue Code) after any Option is granted hereunder and prior to the exercise thereof, the Option, to the extent that it has not been exercised, shall entitle the holder to such number and kind of securities as such holder would have been entitled to had such holder actually owned the Stock subject to the Option at the time of the occurrence of such change. If any such event should occur, the number of shares subject to Options which are authorized to be issued hereunder, but which have not been issued, shall be similarly adjusted. If any other event shall occur, prior to the exercise of an Option granted to a Director hereunder, which shall increase or decrease the amount of Stock outstanding and which the Committee, in its sole discretion, shall determine equitably requires an adjustment in the number of shares which the holder should be permitted to acquire, such adjustment as the Committee shall determine may be made, and when so made shall be effective and binding for all purposes of the Plan.


SECTION 5.  OPTION GRANTS

     5.1 Amount. Subject to the approval of the Plan by a vote of a majority of shares of Stock present, or represented and entitled to vote at the Company's 1994 Annual Meeting of Stockholders, as of March 10, 1994, an Option to purchase 25,000 shares of Stock is granted to each person who on that date is an incumbent Director. With respect to each person who first becomes a Director after March 10, 1994 and subject to approval of the Plan as set forth in the first sentence of this Section 5.1, an Option to purchase 25,000 shares of Stock is granted as of the date such person first becomes a Director.

     5.2 Option Price. The Option Price of each share of Stock subject to an Option shall be the Fair Market Value per share of such Stock determined on the Date of Grant.

     5.3 Stock Option Agreement. The Company shall execute a Stock Option Agreement which shall set forth such terms and conditions of the Option as may be determined by the Committee to be consistent with the Plan, and which may include additional provisions and restrictions that are not inconsistent with the Plan (each, a "Stock Option Agreement").

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     5.4  Options Non-transferable.  An Option granted under this Plan shall by its terms be non-transferable by the Director otherwise than by will or the laws of descent and distribution and, during the lifetime of the Director, shall be exercisable only by such Director except that, in the case of an Optionee who is legally incapacitated, the Option shall be exercisable by his/her guardian or legal representative. No transfer of an Option by a Director by will or by the laws of descent and distribution shall be effective to bind the Company unless the Company shall have been furnished with written notice thereof and a copy of the will and/or such other evidence as the Committee may determine necessary to establish the validity of the transfer.


     5.5 Term of Options; Vesting. The term of each Option shall be ten (10) years from the Date of Grant. Each Option shall vest and become exercisable on the first anniversary of the grant of the Option, if the Optionee is a Director on such anniversary.

     5.6 Option Exercise. An Option may be exercised in whole or in part at any time, with respect to whole shares only, within the time period permitted for the exercise thereof, and shall be exercised by written notice of intent to exercise the Option with respect to a specified number of shares delivered to the Company at its principal office, and payment in full to the Company at said office of the amount of the Option Price for the number of shares of the Stock with respect to which the Option is then being exercised. Payment of the Option Price shall be made in cash. No Director shall have any rights as a stockholder with respect to any share of Stock covered by an Option unless and until such Director shall have become the holder of record of such share, and, except as otherwise permitted in Section 4.3 hereof, no adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property or distributions or other rights) in respect of such share for which the record date is prior to the date on which such Director shall have become the holder of record thereof.


SECTION 6.  TERMINATION OF SERVICE AND DEATH

     6.1 Termination of Service. If an Optionee's service as a member of the Board shall be terminated for any reason other than death or removal for cause, the Optionee shall have the right, during the 90 day period ending after such termination (subject to Section 5.5 hereof concerning the maximum term of an Option), to exercise such Option to the extent that it was exercisable at the date of such termination of service and shall not have been previously exercised.

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     6.2  Death.  If an Optionee shall die at any time after the Date of Grant and while he/she is a member of the Board, the executor or administrator of the estate of the decedent, or the person or persons to whom an Option shall have been validly transferred in accordance with Section 5.4 hereof pursuant to will or the laws of descent and distribution, shall have the right, during the period ending one year after the date of the Optionee's death (subject to Section 5.5 hereof concerning the maximum term of an Option), to exercise such Option to the extent that it was exercisable at the date of such Optionee's death and shall not have been previously exercised.

     6.3 Removal for cause. If an Optionee shall be removed from the Board for cause, the Optionee's right to exercise any unexercised portion of his/her Option shall immediately terminate and all rights thereunder shall cease. An Optionee shall be considered to have been removed for "cause" for purposes of this Section 6.3 when he/she shall have been removed from the Board by the stockholders of the Company for cause in accordance with applicable state law and the Certificate of Incorporation and By-laws of the Company, if applicable.


SECTION 7.  STOCK CERTIFICATES

     7.1 Issuance of Certificates. Subject to Section 7.2 hereof, the Company shall issue a stock certificate in the name of the Optionee (or other person exercising the Option in accordance with the provisions of the Plan) for the shares of Stock purchased by exercise of an Option as soon as practicable after due exercise and payment of the aggregate Option Price for such shares.

     7.2 Conditions. The Company shall not be required to issue or deliver any certificate for shares of Stock purchased upon the exercise of any Option granted hereunder or any portion thereof prior to fulfillment of all of the following conditions:

     (a) The completion of any registration or other qualification of such shares, under any federal or state law or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body, that the Committee shall in its sole discretion deem necessary or advisable;

     (b) The obtaining of any approval or other clearance from any federal or state governmental agency that the Committee shall in its sole discretion determine to be necessary or advisable;

     (c) The passing of such reasonable period of time following the exercise of the Options as the Committee from time to time may establish for reasons of administrative convenience;

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     (d)  Satisfaction by the Optionee of any applicable withholding taxes or other withholding liabilities; and

     (e) If required by the Committee, in its sole discretion, the receipt by the Company from an Optionee of (i) a representation in writing that the shares of Stock received upon exercise of an Option are being acquired for investment and not with a view of distribution and (ii) such other representations and warranties as are deemed necessary by counsel to the Company.

     7.3 Legends. The Company reserves the right to legend any certificate for shares of Stock, conditioning sales of such shares upon compliance with applicable federal and state securities laws and regulations.


SECTION 8.  PLAN AMENDMENT, MODIFICATION AND TERMINATION

     8.1 Plan Amendment and Modification. The Committee may at any time and from time to time amend or modify the Plan, provided, however, that no amendment or modification may become effective without approval of the stockholders if stockholders' approval is required to enable the Plan to satisfy the requirements for exemption from Section 16 of the Exchange Act set forth in Rule 16b-3(or any successor provision) promulgated thereunder and, provided, further, that no amendment or modification shall be made more than once every six months that would change the maximum number of shares of Stock subject to Options, the Option Price or the Date of Grant of the Options, other than to comport with changes in the Internal Revenue Code or ERISA. To the extent required to qualify for the exemption from Section 16 of the Exchange Act, the approval of the Company's stockholders will be required for, among others, any amendment to the Plan that (a) changes the class of persons eligible for the grant of Options, (b) increases (other than as described in Section 4.3 hereof) the maximum number of shares of Stock subject to Options granted under the Plan, as specified in Section 4.1 hereof, or (c) materially increases the benefits accruing to Optionees under the Plan, within the meaning of Rule 16b-3 under the Exchange Act. Any such approval shall be by the affirmative votes of the stockholders of the Company present, or represented, and entitled to vote at a meeting duly held in accordance with applicable state law and the Certificate of Incorporation and By-laws of the Company. Notwithstanding the foregoing, no amendment or modification of the Plan shall in any manner affect any Option theretofore granted without the consent of the Optionee or the permitted transferee of the Option.

     8.2 Termination. The Plan shall terminate on the tenth anniversary of the date the Plan is approved by the stockholders of the Company. The Committee may, in its sole discretion and at any earlier date, terminate the Plan. Notwithstanding the

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foregoing, no termination of the Plan shall in any matter affect any Option theretofore granted without the consent of the Optionee or the permitted transferee of the Option.


SECTION 9.  REQUIREMENTS OF LAW

     9.1 Federal Securities Law Requirements. Transactions pursuant to the Plan shall be subject to all conditions required under Rule 16b-3 to qualify such transactions for any exemption from the provisions of Section 16(b) of the Exchange Act available under that rule.

     9.2 Governing Law. The Plan and all agreements hereunder shall be construed in accordance with and governed by the laws of the State of Delaware.


SECTION 10.  MISCELLANEOUS

     10.1 Service on Board. Nothing in the Plan, in the grant of any Option or in any Stock Option Agreement shall confer upon any Director the right to continue service as a member of the Board.

     10.2 Plan Binding on Successors. The Plan shall be binding upon the Company, its successors and assigns, and the Optionee, his/her executor, administrator and permitted transferees.

     10.3 Severability. If any provision of the Plan or any Stock Option Agreement shall be determined to be illegal or unenforceable by any court of law in any jurisdiction, the remaining provisions hereof and thereof shall be severable and enforceable in accordance with their terms, and all provisions shall remain enforceable in any other jurisdiction.

     10.4 Headings. Section headings are inserted for convenience and reference and constitute no part of the Plan.

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